DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
LETTER TO SHAREHOLDERS
Dear Shareholder:
    We are pleased to provide you with this report on the Dreyfus
Massachusetts Municipal Money Market Fund. For its semi-annual reporting period ended July 31, 1996, your Fund produced an annualized yield of 2.74% per share. Income dividends of approximately $.014 per share were paid during the period. Reinvesting these dividends and calculating the effect of compounding results in an annualized effective yield of 2.77%.* These dividends were exempt from Federal and Commonwealth of Massachusetts personal income taxes, although some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
THE ECONOMY
    The economic expansion which has now lasted more than six years continued at a healthy clip in recent months with consumer spending, housing activity, and job growth all showing solid gains. In the second quarter of 1996, the U.S. economy grew at a 4.2% annual pace, its best performance in two years. American consumers continued to buy new autos and houses at a robust rate, with housing sales and starts growing 15.2% in the spring quarter, according to the government's Gross Domestic Product (GDP) report. At the same time, the unemployment rate dropped to 5.3% in June, its lowest level in years.
    Vigorous economic growth inevitably brings investor concerns about inflation: in other words, will the rising economy cause inflation to rise as well? For much of July, the answer remained clouded. Federal Reserve Board Chairman Alan Greenspan did not respond to inflationary fears with a clear indication as to the direction of Fed policy in his July 18 testimony before Congress. While hinting that the Fed would tighten short-term interest rates in August if inflationary pressures warranted such action, Mr. Greenspan also said that he expected the economy to slow of its own accord later this year.
By the end of July, a clearer picture emerged. According to government data released at month's end, inflation in the second quarter of 1996 climbed just 2.1%, a very modest rise. Both short- and long-term rates responded with enthusiasm.
MARKET ENVIRONMENT/PORTFOLIO
    If one were to trace the trend in short-term municipal rates over this most recent semi-annual period, the direction would mirror closely the changes in supply and demand conditions. The six-month cycle would reflect:
low short-term yields in February due to strong money market fund cash flows after the New Year; price weakness and higher rates in April as investors tapped their money market funds to pay income taxes; market strength in late June to early July as $9 billion in notes maturities left the market; and price weakness and buying opportunities in late July due to inflationary concerns and the added supply of summer financings. These technical influences continue to be the overriding factor affecting municipal money rates.
    These conditions, coupled with action taken by the Federal Reserve Board, provide the framework for our investment strategy-both on a day-to-day basis and looking ahead over a one-year horizon. During the first few months of 1996, as a result of uncertainty surrounding potential tax reform, variable rate demand notes (which currently represent a significant portion of your Fund's investment portfolio) benefited from unusually high yields. While the concerns were only temporary, they translated, for a time, into a more attractive after-tax rate of return than was available to the Massachusetts tax-exempt money market investor on taxable instruments with similar maturities. During this period, the purchase of attractively yielding commercial paper in the 60- to 90-day range also allowed us to capture returns similar to those on one-year issues without a significant extension of average maturity-enabling us to wait out a lower yield environment in anticipation of higher rates.
    The opportunity to commit to longer Massachusetts-exempt note issues has appeared in recent weeks and should continue to be available during the remaining summer months as issuers return to the market with midyear financings. We have participated in various Massachusetts note offerings which resulted in an extension of your Fund's average maturity to the 60-day range. We will look to take advantage of any additional buying opportunities as we monitor potential Fed activity and any other significant changes in the municipal money market. All new investments will continue to meet the high credit quality standards which we require and to provide a significant level of liquidity, commensurate with the needs of your Fund.
    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                              Sincerely,
                          [Richard J. Moynihan signature logo]
                              Richard J. Moynihan
                              Director, Municipal Portfolio Management
                              The Dreyfus Corporation
August 15, 1996
New York, N.Y.

* Annualized effective yield is based upon dividends declared daily and reinvested monthly.


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DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS                                    JULY 31, 1996 (UNAUDITED)

                                                                                                    PRINCIPAL
TAX EXEMPT INVESTMENTS-100%                                                                          AMOUNT          VALUE
                                                                                                     _______        _______
MASSACHUSETTS-99.5%
Town of Attleboro, BAN 3.50%, 2/6/97........................................                      $  8,000,000    $ 8,003,999
Boston Water and Sewer Commission, Revenue, VRDN (General Series)
    3.25%, Series A (LOC; State Street Bank) (a,b)..........................                         2,220,000      2,220,000
Town of Brookline, Revenue 4.25%, 1/15/97...................................                           535,000        536,723
Town of Chicopee, BAN 4.25%, 8/1/96.........................................                         9,000,000      9,000,000
Fitchburg Industrial Development Financing Authority, Industrial Revenue, VRDN
    (Nestal Machinery Project)
    3.70% (LOC; Lasalle National Bank) (a,b)................................                         3,500,000      3,500,000
Town of Framingham, Revenue 6.90%, 8/15/96..................................                           680,000        680,863
Commonwealth of Massachusetts:
    GO Notes 5.125%, Series D, 11/1/96 (Insured; FGIC)......................                         7,860,000      7,886,400
    Notes 4.25%, Series A, 6/10/97..........................................                         6,000,000      6,019,812
    Revenue 5.70%, Series A, 8/1/96.........................................                         1,000,000      1,000,000
    VRDN 3.50%, Series B (LOC; National Westminster Bank) (a,b).............                         2,895,000      2,895,000
Massachusetts Bay Transportation Authority, General Transportation System Revenue
    3.05%, Series 1984-A, 9/1/96 (LOC; State Street Bank) (b)...............                         8,000,000      7,998,617
Massachusetts Educational Loan Authority, Education Loan Revenue, VRDN (Issue E)
    3.35%, Series A (LOC; Bayerische Landesbank) (a,b)......................                         5,000,000      5,000,000
Massachusetts Health and Education Facilities Authority, Revenue, VRDN:
    (Capital Asset Program):
      3.25%, Series A (LOC; First National Bank of Chicago) (a,b)...........                         1,700,000      1,700,000
      3.35%, Series G-1 (Insured; MBIA and SBPA; Credit Suisse) (a).........                         6,100,000      6,100,000
      3.45%, Series E (LOC; First Chicago Corp.) (a,b)......................                         4,960,000      4,960,000
    (Childrens Hospital) 3.45%, Series F (LOC; Sanwa Bank) (a,b)............                         2,285,000      2,285,000
    (Wellesley College) 3.25%, Series B (Guaranteed by; Wellesley College) (a)                       5,085,000      5,085,000
Massachusetts Housing Finance Agency:
    Housing Revenue 3.70%, Series 50, 6/2/97 (LOC; Bayerische Landesbank) (b)                        3,700,000      3,700,000
    Refunding, VRDN:
      (Habor Point) 3.40%, Series A (BPA; Republic National Bank of New York) (a)                    5,100,000      5,100,000
      (Multi-Family Housing Project) 3.40%, Series A (LOC; FNMA) (a,b)......                         3,900,000      3,900,000
Massachusetts Industrial Finance Agency:
    Industrial Revenue:
      (Ocean Spray Cranberries Inc. Project) 3.95%, 10/15/96................                         3,500,000      3,500,000
      VRDN:
          (Cabot Newburyport Ltd.) 3.55% (LOC; Bank of Boston) (a,b)........                         1,600,000      1,600,000
          (Cambridge Isotope Labs Inc.) 3.20% (LOC; Fleet Bank) (a,b).......                         3,880,000      3,880,000
          (First Healthcare Corp.) 3.65%, Series B (LOC; Wachovia Bank and Trust) (a,b)              1,295,000      1,295,000
          (Nutramax Products Inc.)
            3.60%, Series B (LOC; State Street Bank and Trust) (a,b)........                         1,500,000      1,500,000

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF INVESTMENTS (CONTINUED)                     JULY 31, 1996 (UNAUDITED)
                                                                                                   PRINCIPAL
TAX EXEMPT INVESTMENTS (CONTINUED)                                                                   AMOUNT          VALUE
                                                                                                     _______        _______
MASSACHUSETTS (CONTINUED)
Massachusetts Industrial Finance Agency (continued):
    Mortgage Revenue, VRDN (Chestnut House Apartments)
      3.35% (LOC; Sumitomo Bank) (a,b)......................................                    $    1,110,000  $    1,110,000
    PCR:
      CP, Refunding (New England Power Co. Project):
          3.60%, 9/27/96 (Corp. Guaranty; New England Power Co.)............                         4,000,000      4,000,000
          3.65%, 10/16/96 (Corp. Guaranty; New England Power Co.)...........                         3,000,000      3,000,000
      VRDN (Holyoke Water Power Co.)
          3.25%, Series A (LOC; Canadian Imperial Bank of Commerce) (a,b)...                         2,940,000      2,940,000
    Revenue, VRDN:
      (Berkshire Project) 3.30% (LOC; National Westminster Bank) (a,b)......                         2,000,000      2,000,000
      (Edgewood Retirement Community) 3.50%, Series C (LOC; Dresdner Bank) (a,b)                     5,000,000      5,000,000
      (Goddard House) 3.85% (LOC; Fleet Bank) (a,b).........................                         1,625,000      1,625,000
      (Groton School Project) 3.30% (LOC; State Street Bank) (a,b)..........                         4,800,000      4,800,000
      (Newbury College) 3.80% (LOC; Baybank) (a,b)..........................                         4,000,000      4,000,000
      Refunding (Showa Womens Institute) 3.50% (LOC; Bank of America) (a,b).                         3,500,000      3,500,000
    RRR, VRDN (Ogden Haverhill Project):
      3.20%, Series A (LOC; Union Bank of Switzerland) (a,b)................                         3,920,000      3,920,000
      3.35%, Series B (LOC; Union Bank of Switzerland) (a,b)................                         5,500,000      5,500,000
Massachusetts Municipal Wholesale Electric Company, Power Supply Systems Revenue,
    VRDN 3.35%, Series C (LOC; Canadian Imperial Bank of Commerce) (a,b)....                         8,365,000      8,365,000
Massachusetts Water Resource Authority, CP:
    3.60%, 9/13/96 (LOC; Morgan Guaranty Trust Co.) (b).....................                         3,500,000      3,500,000
    3.25%, 9/20/96 (LOC; Morgan Guaranty Trust Co.) (b).....................                         5,000,000      5,000,000
    3.60%, 10/16/96 (LOC; Morgan Guaranty Trust Co.) (b)....................                         4,000,000      4,000,000
Town of New Bedford, BAN:
    4.50%, 10/11/96 (Repurchase Agreement; Fleet Bank)......................                         4,100,000      4,106,238
    4.50%, 6/30/97 (Repurchase Agreement; Fleet Bank).......................                         4,000,000      4,019,281
Town of North Adams, BAN 4.50%, 7/1/97......................................                         2,346,000      2,356,733
Town of North Andover, BAN 3.78%, 1/23/97...................................                         1,000,000        999,006
Town of Springfield, BAN:
    4.25%, 8/30/96 (Purchase Agreement; Fleet Bank).........................                         3,500,000      3,502,051
    4.60%, 7/11/97 (Purchase Agreement; Fleet Bank).........................                         5,000,000      5,022,634
U.S. RELATED-.5%
Commonwealth of Puerto Rico, Government Development Bank, CP
    3.50%, 9/18/96..........................................................                         1,000,000      1,000,000
                                                                                                                   ___________
TOTAL INVESTMENTS (cost $182,608,133).......................................                                      $182,612,357
                                                                                                                 =============

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DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

SUMMARY OF ABBREVIATIONS
BAN           Bond Anticipation Notes                            LOC     Letter of Credit
BPA           Bond Purchase Agreement                            MBIA    Municipal Bond Investors Assurance
CP            Commercial Paper                                                Insurance Corporation
FGIC          Financial Guaranty Insurance Company               PCR     Pollution Control Revenue
FNMA          Federal National Mortgage Association              RRR     Resources Recovery Revenue
GO            General Obligation                                 SBPA    Standby Bond Purchase Agreement
                                                                 VRDN    Variable Rate Demand Notes


SUMMARY OF COMBINED RATINGS (UNAUDITED)
FITCH (C)              OR          MOODY'S             OR         STANDARD & POOR'S                   PERCENTAGE OF VALUE
____-                              __________________             _________________                   _____________________
F1+/F1                             VMIG1/MIG1, P1 (d)             SP1+/SP1, A1+/A1 (d)                      71.9%
F2                                 VMIG2/MIG2, P2                 SP2, A2                                    2.2
AAA/AA (e)                         Aaa/Aa (e)                     AAA/AA (e)                                 5.7
Not Rated (f)                      Not Rated (f)                  Not Rated (f)                             20.2
                                                                                                           _______
                                                                                                           100.0%
                                                                                                          ========

NOTES TO STATEMENT OF INVESTMENTS:
    (a) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
    (b) Secured by letters of credit. At July 31, 1996, 53.8% of the Fund's net assets are backed by letters of credit issued by domestic banks, foreign banks and government agencies.
    (c) Fitch currently provides creditworthiness information for a limited number of investments.
    (d) P1 and A1 are the highest ratings assigned tax exempt commercial paper by Moody's and Standard & Poor's, respectively.
    (e) Notes which are not F, MIG or SP rated are represented by bond ratings of the issuers.
    (f) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Fund's Board of Trustees to be of comparable quality to those rated securities in which the Fund may invest.


See independent accountants' review report and notes to financial statements.

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
DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF ASSETS AND LIABILITIES                                                             JULY 31, 1996 (UNAUDITED)
ASSETS:
    Investments in securities, at value
      (cost $182,608,133)-see statement.....................................                                      $182,612,357
    Cash....................................................................                                         2,761,639
    Interest receivable.....................................................                                         1,188,367
    Prepaid expenses........................................................                                            15,842
                                                                                                                 _____________
                                                                                                                   186,578,205
LIABILITIES:
    Due to The Dreyfus Corporation and affiliates...........................                 $  47,750
    Accrued expenses........................................................                    59,004                 106,754
                                                                                           ____________           ____________
NET ASSETS  ................................................................                                      $186,471,451
                                                                                                                 =============
REPRESENTED BY:
    Paid-in capital.........................................................                                      $186,505,566
    Accumulated net realized (loss) on investments..........................                                          (38,339)
    Accumulated gross unrealized appreciation on investments................                                            4,224
                                                                                                                 _____________
NET ASSETS at value applicable to 186,505,566 shares outstanding
    (unlimited number of $.001 par value shares of Beneficial Interest
    authorized).............................................................                                      $186,471,451
                                                                                                                 =============
NET ASSET VALUE, offering and redemption price per share
    ($186,471,451 / 186,505,566 shares).....................................                                           $1.00
                                                                                                                      =======

STATEMENT OF OPERATIONS                                                             SIX MONTHS ENDED JULY 31, 1996 (UNAUDITED)
INVESTMENT INCOME:
    INTEREST INCOME.........................................................                                       $ 2,879,069
    EXPENSES:
      Management fee-Note 2(a)..............................................                      $431,297
      Shareholder servicing costs-Note 2(b).................................                        54,203
      Professional fees.....................................................                        36,615
      Registration fees.....................................................                        17,870
      Custodian fees........................................................                         9,048
      Prospectus and shareholders' reports..................................                         5,119
      Trustees' fees and expenses-Note 2(c).................................                         4,096
      Miscellaneous.........................................................                         6,102
                                                                                                  _________
            TOTAL EXPENSES..................................................                       564,350
      Less-reduction in management fee due to
          undertaking-Note 2(a).............................................                        52,746
                                                                                                  _________
            NET EXPENSES....................................................                                           511,604
                                                                                                                    ___________
            INVESTMENT INCOME-NET...........................................                                         2,367,465
REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS:
    Net realized (loss) on investments-Note 1(b)............................                    $   (6,909)
    Net unrealized appreciation on investments..............................                         4,224
                                                                                                  _________
            NET REALIZED AND UNREALIZED (LOSS) ON INVESTMENTS...............                                            (2,685)
                                                                                                                    ___________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                    $    2,364,780
                                                                                                                ===============

See independent accountants' review report and notes to financial statements.

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DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
                                                                                         YEAR ENDED          SIX MONTHS ENDED
                                                                                         JANUARY 31,          JULY 31, 1996
                                                                                           1996                (UNAUDITED)
                                                                                       ____________             _________
OPERATIONS:
    Investment income-net...............................................               $  5,080,095           $  2,367,465
    Net realized (loss) on investments..................................                       (902)                (6,909)
    Net unrealized appreciation on investments for the period...........                       __                    4,224
                                                                                       ____________             _________
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............                  5,079,193              2,364,780
                                                                                       ____________             _________
DIVIDENDS TO SHAREHOLDERS FROM;
    Investment income-net...............................................                 (5,080,095)            (2,367,465)
                                                                                       ____________             _________
BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):
    Net proceeds from shares sold.......................................                345,313,968            237,139,288
    Dividends reinvested................................................                  3,227,676              1,550,003
    Cost of shares redeemed.............................................               (344,297,587)          (207,269,783)
                                                                                       ____________             _________
      INCREASE IN NET ASSETS FROM BENEFICIAL INTEREST TRANSACTIONS......                  4,244,057             31,419,508
                                                                                       ____________             _________
          TOTAL INCREASE IN NET ASSETS..................................                  4,243,155             31,416,823
NET ASSETS:
    Beginning of period.................................................                150,811,473            155,054,628
                                                                                       ____________             _________
    End of period.......................................................              $ 155,054,628          $ 186,471,451
                                                                                      ==============         ==============









See independent accountants' review report and notes to financial statements.
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

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                                               SIX MONTHS ENDED
                                                                    YEAR ENDED JANUARY 31,                       JULY 31, 1996
                                               _______________________________________________________________
PER SHARE DATA:                                    1992(1)      1993         1994         1995          1996        (UNAUDITED)
                                                   ______      ______       ______        ______        ______      __________

    Net asset value, beginning of period..        $  1.00     $  1.00      $  1.00       $  1.00       $  1.00       $  1.00
                                                   ______      ______       ______        ______        ______        _______
    INVESTMENT OPERATIONS;
    Investment income-net..............              .040        .028        .021          .027          .033           .014
                                                   ______      ______       ______        ______        ______        _______
    DISTRIBUTIONS;
    Dividends from investment income-net..          (.040)      (.028)       (.021)       (.027)        (.033)         (.014)
                                                   ______      ______       ______        ______        ______        _______
    Net asset value, end of period........        $  1.00     $  1.00      $   1.00      $  1.00       $  1.00        $  1.00
                                                  =======     =======       =======      ========      =======        =========
TOTAL INVESTMENT RETURN...................        4.41%(2)     2.81%         2.12%        2.70%         3.34%        2.75%(2)
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets          -          .19%          .28%         .28%          .46%         .59%(2)
    Ratio of net investment income to average
      net assets..........................        4.20%(2)     2.74%        2.09%          2.73%        3.28%        2.74%(2)
    Decrease reflected in above expense ratios
      due to undertakings by the Manager..        1.04%(2)      .66%          .53%          .46%         .19%         .06%(2)
    Net Assets, end of period (000's Omitted)    $57,520      $72,383      $87,864      $150,811      $155,055      $186,471
    (1)  From March 1, 1991 (commencement of operations) to January 31, 1992.
    (2)  Annualized.









See independent accountants' review report and notes to financial statements.

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:
    Dreyfus Massachusetts Municipal Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus
Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services,
Inc. acts as the distributor of the Fund's shares, which are sold to the public without a sales charge.
    On October 11, 1995, the Fund's Board of Trustees approved the Fund entering into an Agreement and Plan of Reorganization (the "Agreement") with The Dreyfus/Laurel Tax-Free Municipal Funds (the "Company"), on behalf of The
Dreyfus/Laurel Massachusetts Tax-Free Money Fund, a series of the Company
(the "Dreyfus/Laurel Fund"). The Agreement provided for a transfer of the portion of the Dreyfus/Laurel Fund's assets represented by its Investor
Shares, subject to certain liabilities, to the Fund in exchange solely for shares of the Fund and the distribution of such shares to the relevant
Dreyfus/Laurel Fund shareholders. The Dreyfus/Laurel Fund's shareholders approved the proposal on April 16, 1996, and the transfer was subsequently consummated on May 8, 1996.
    It is the Fund's policy to maintain a continuous net asset value per share of $1.00; the Fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00.
    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.
    (A) PORTFOLIO VALUATION: Investments are valued at amortized cost, which has been determined by the Fund's Board of Trustees to represent the fair value of the Fund's investments.
    (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.
    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
    (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly.
Dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.
    (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable
DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED) (CONTINUED) provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.
    The Fund has an unused capital loss carryover of approximately $31,500 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to January 31, 1996. If not applied, $30,500 of the carryover expires in fiscal 2003 and $1,000 expires in fiscal 2004.
    At July 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).
NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:
    (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides for an expense reimbursement from the Manager should the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund for any full fiscal year. The Manager has undertaken from February 1, 1996 through May 8, 1997 to reduce the management fee paid by, and reimburse such excess expenses of the Fund, to the extent that the Fund's aggregate annual expenses (exclusive of certain expenses as described above) exceed an annual rate of .60 of 1% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertakings, amounted to $52,746 during the six months ended July 31, 1996.
    (B) Pursuant to the Fund's Shareholder Services Plan, the Fund reimburses
Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, an amount not to exceed an annual rate of .25 of 1% of the value of the Fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts.
During the six months ended July 31, 1996, the Fund was charged an aggregate of $20,393 pursuant to the Shareholder Services Plan.
    The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $22,054 during the six months ended July 31, 1996.
    (C) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
REVIEW REPORT OF ERNST & YOUNG LLP, INDEPENDENT ACCOUNTANTS
SHAREHOLDERS AND BOARD OF TRUSTEES
DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND
    We have reviewed the accompanying statement of assets and liabilities of Dreyfus Massachusetts Municipal Money Market Fund, including the statement of investments, as of July 31, 1996, and the related statements of operations and changes in net assets and financial highlights for the six month period ended July 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management.
    We conducted our review in accordance with standards established by the American Institute of Certified Public Accountants. A review of interim financial information consists principally of applying analytical procedures to financial data, and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, which will be performed for the full year with the objective of expressing an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.
    Based on our review, we are not aware of any material modifications that should be made to the interim financial statements and financial highlights referred to above for them to be in conformity with generally accepted accounting principles.
    We have previously audited, in accordance with generally accepted auditing standards, the statement of changes in net assets for the year ended
January 31, 1996 and financial highlights for each of the five years in the period ended January 31, 1996 and in our report dated March 7, 1996, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

                              [Ernst & Young signature logo]

New York, New York
September 6, 1996

[Dreyfus lion "d" logo]
DREYFUS MASSACHUSETTS MUNICIPAL
MONEY MARKET FUND
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT &
DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940











Printed in U.S.A.                            639SA967
[Dreyfus logo]
Massachusetts
Municipal
Money Market Fund
Semi-Annual
Report
July 31, 1996


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